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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  JUNE 13, 1997



                            CAMCO INTERNATIONAL INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                         1-10718                  13-3517570
(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)



           7030 ARDMORE
          HOUSTON, TEXAS                                        77054
(Address of Principal Executive Offices)                     (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 747-4000



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 13, 1997, Camco International Inc., a Delaware corporation (the "Company"), effected the acquisition of Production Operators Corp, a Delaware corporation ("Production Operators"), through a merger (the "Merger") of a wholly owned subsidiary of the Company with and into Production Operators. The Merger was effected pursuant to an Agreement and Plan of Merger dated February 27, 1997 (the "Merger Agreement"), by and among the Company, Plane Acquisition Corp., a wholly owned Delaware subsidiary of the Company ("Sub"), and Production Operators. Approximately 13.3 million shares of the Company's common stock, $.01 par value (the "Common Stock"), will be issued to the prior stockholders of Production Operators as consideration for the acquisition. The principle followed in fixing the exchange ratio in the Merger was based on negotiations between the parties.

         Under the terms of the Merger Agreement, Lester Varn, Jr., a former director of Production Operators, has been elected as a Class III director of the Company and Carl W. Knobloch, Jr., former Chairman of the Board of Production Operators, has been appointed as a non-voting advisory director of the Company. Additionally, under the terms of the Merger Agreement, Mr. Knobloch has been retained as a consultant to the Company for a term of three years.

         A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 5.   OTHER EVENTS

         Certain selected unaudited pro forma quarterly financial information for the Company and Production Operators for the year ended December 31, 1996, is attached hereto as Exhibit 99.4 and is provided to assist in an understanding of the quarterly results on a pro forma basis. Such pro forma financial information has been prepared on the same basis as the pro forma financial information set forth in Item 7 hereof and should be read in connection therewith, including the notes thereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.

         The financial statements of Production Operators for the periods specified in Rule 3-05(b) of Regulation S-X, as previously filed with the Securities and Exchange Commission as part of Production Operators' Annual Report on Form 10-K/A for the fiscal year ended September 30, 1996, and Quarterly Report on Form 10-Q for the period ended March 31, 1997, are attached hereto and filed herewith as Exhibits 99.2 and 99.3 and are incorporated herein by reference.








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        (b)     Pro Form Financial Information.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

POOLING OF INTERESTS

        The Unaudited Pro Forma Financial Statements (the "Pro Forma Statements") have been prepared assuming the Merger is accounted for as a pooling of interests. Accordingly, the Pro Forma Statements have been prepared as if Camco and Production Operators were combined as of the beginning of the earliest period presented.

        The Unaudited Pro Forma Balance Sheet as of March 31, 1997 and
Unaudited Pro Forma Statements of Operations for the years ended December 31, 1996, 1995 and 1994, are based on the consolidated financial statements of Camco and Production Operators and include, in the opinion of Camco and Production Operators managements, all adjustments necessary to present fairly the results of such periods. The Unaudited Pro Forma Statements of Operations for the three months ended March 31, 1997 and 1996, and each of the three years in the period ended December 31, 1996, 1995 and 1994 have been derived from, and should be read in conjunction with, the audited consolidated financial statements of Camco included in Camco's Annual Report on Form 10-K for the year ended December 31, 1996 and Camco's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, and the audited consolidated financial statements and unaudited interim consolidated financial statements of Production Operators included in this Form 8-K as Exhibits 99.2 and 99.3. No provision has been reflected in the unaudited pro forma financial statements for any direct cash costs related to the Merger, which are currently expected to be approximately $12 million.

        As a result of the differing year ends of Camco and Production Operators, results of operations for different period ends have been combined. Camco's results of operations for years ended December 31, 1996, 1995 and 1994 and the three months ended March 31, 1996 have been combined with Production Operators' results of operations for years ended September 30, 1996, 1995 and 1994 and the three months ended December 31, 1995, respectively. Effective January 1, 1997, Production Operators' fiscal year end was changed to conform to Camco's fiscal year end. As a result, pro forma results of operations for the three months ended March 31, 1997 combine Camco's and Production Operators' results of operations for such period.

                               ------------------

        The Pro Forma Statements are presented for illustrative purposes only and are not necessarily indicative of actual results of operations or financial position that would have been achieved had the Merger been consummated at the beginning of the earliest period presented, or had the operations of Production Operators been consolidated during the periods presented. Neither are they necessarily indicative of future results.


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       CAMCO INTERNATIONAL INC. AND PRODUCTION OPERATORS CORP COMBINED
                 UNAUDITED ADJUSTED PRO FORMA BALANCE SHEET

                       (In thousands, except share data)

                                    ASSETS

                                                                     March 31,
                                                                        1997
CURRENT ASSETS:                                                    -----------
 Cash and cash equivalents. . . . . . . . . . . . . . . . . . . .  $    38,086
 Accounts receivable, net . . . . . . . . . . . . . . . . . . . .      187,134
 Inventories. . . . . . . . . . . . . . . . . . . . . . . . . . .      175,494
 Deferred income taxes. . . . . . . . . . . . . . . . . . . . . .       27,031
 Prepaid expenses and other . . . . . . . . . . . . . . . . . . .       17,901
                                                                   -----------
         Total current assets . . . . . . . . . . . . .  . . . . .     445,646
                                                                   -----------
PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation . .     320,327
INTANGIBLE ASSETS, net. . . . . . . . . . . . . . . . .  . . . . .     215,750
OTHER . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .      24,466
                                                                   -----------
         Total assets . . . . . . . . . . . . . . . . .  . . . . . $ 1,006,189
                                                                   ===========
                     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Current maturities of long-term debt . . . . . . . . .  . . . . . $    10,658
 Accounts payable . . . . . . . . . . . . . . . . . . .  . . . . .      49,974
 Accrued liabilities. . . . . . . . . . . . . . . . . .  . . . . .     125,823
 Income taxes payable . . . . . . . . . . . . . . . . .  . . . . .      16,100
                                                                   -----------
         Total current liabilities. . . . . . . . . . .  . . . . .     202,555
                                                                   -----------
LONG-TERM DEBT. . . . . . . . . . . . . . . . . . . . .  . . . . .     111,504
DEFERRED INCOME TAXES . . . . . . . . . . . . . . . . .  . . . . .      32,731
OTHER LONG-TERM LIABILITIES . . . . . . . . . . . . . .  . . . . .      45,244
                                                                   -----------
          Total liabilities . . . . . . . . . . . . . .  . . . . .     392,034
                                                                   -----------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
 Common stock, $.01 par value, 100,000,000 shares authorized,
   38,500,338 shares issued. . . . . . . . . . . . . . . . . . . .         385
 Additional paid-in capital . . . . . . . . . . . . . .  . . . . .     522,536
 Retained earnings. . . . . . . . . . . . . . . . . . .  . . . . .     137,967
 Cumulative translation adjustment. . . . . . . . . . .  . . . . .     (16,355)
 Treasury stock, 1,167,663 shares at cost. . . . . . . . . . . . .     (30,378)
                                                                   -----------
          Total stockholders' equity. . . . . . . . . .  . . . . .     614,155
                                                                   -----------
          Total liabilities and stockholders' equity. .  . . . . . $ 1,006,189
                                                                   ===========

The accompanying notes are an integral part of these pro forma financial statements.




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            CAMCO INTERNATIONAL INC. AND PRODUCTION OPERATORS CORP

             UNAUDITED ADJUSTED PRO FORMA STATEMENTS OF OPERATIONS
                     (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                    FOR THE THREE MONTHS
                                                       ENDED MARCH 31,           YEAR ENDED DECEMBER 31,
                                                    --------------------     ------------------------------
                                                      1997        1996         1996       1995       1994
                                                    --------    --------     --------   --------   --------
REVENUES:
  Sales ..........................................  $123,432    $111,024     $503,235   $459,733   $466,620
  Services........................................    72,052      56,624      261,300    208,199    184,894
                                                    --------    --------     --------   --------   --------
                                                     195,484     167,648      764,535    667,932    651,514
                                                    --------    --------     --------   --------   --------
COST AND EXPENSES:
  Cost of sales...................................    62,223      60,053      270,712    253,268    275,716
  Cost of services................................    51,015      39,832      188,394    153,096    143,134
                                                    --------    --------     --------   --------   --------
                                                     113,238      99,885      459,106    406,364    418,850
                                                    --------    --------     --------   --------   --------
    Gross margin..................................    82,246      67,763      305,429    261,568    232,664
  Selling, general and administrative expenses....    48,709      43,849      191,706    177,491    165,799
  Amortization of intangible assets...............     1,894       1,387        6,460      6,022      6,036
                                                    --------    --------    --------    --------   --------
    Operating income..............................    31,643      22,527      107,263     78,055     60,829
  Interest expense................................     1,916       2,032        7,842      8,888      5,946
  Interest income.................................      (462)       (785)      (3,303)    (3,754)    (2,020)
                                                    --------    --------    ---------   --------   --------
  Income before provision for income taxes,
    income (loss) from discontinued operations
    and cumulative effect of
    change in accounting principle................    30,189      21,280      102,724     72,921     56,903
  Provision for income taxes......................    10,379       6,992       34,720     22,626     17,438
                                                    --------    --------     --------   --------   --------
  Income before income (loss) from discontinued
    operations and cumulative effect of change
    in accounting principle.......................    19,810      14,288       68,004     50,295     39,465
  Income (loss) from discontinued operations......        --          --           --     (7,151)     1,005
  Cumulative effect of change in accounting
    principle.....................................        --          --           --         --        200
                                                    --------    --------     --------   --------   --------
  Net income......................................  $ 19,810    $ 14,288     $ 68,004   $ 43,144   $ 40,670
                                                    ========    ========     ========   ========   ========

EARNINGS PER SHARE:
  Income before income (loss) from discontinued
    operations and cumulative effect of change
    in accounting principle.......................  $   O.52    $   0.37    $   1.78    $   1.33   $   1.06
  Income (loss from discontinued operations.......        --          --          --       (0.19)      0.03
  Cumulative effect of change in accounting
    principle.....................................        --          --          --          --         --
                                                    --------    --------    --------    --------   --------
  Net income......................................  $   O.52    $   0.37    $   1.78    $   1.14   $   1.03
                                                    ========    ========    ========    ========   ========
  Average common and common equivalent shares
    outstanding...................................    38,105      38,078      38,230      37,780     38,344
                                                    ========    ========    ========    ========   ========


The accompanying notes are an integral part of these pro forma financial statements.





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               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


BASIS OF PRESENTATION

        On June 13, 1997, Camco and Production Operators effected the definitive agreement pursuant to which Camco acquired Production Operators. Under the terms of the agreement, Production Operators shareholders received
1.30 newly issued Camco Common shares for each Production Operators share. The business combination will be accounted for using the pooling of interests method of accounting. There are no adjustments necessary to conform the accounting policies of Camco and Production Operators.

PRO FORMA ADJUSTMENTS

        The difference between the par value of the Production Operators Common Stock to be exchanged in the Merger and the par value of the Camco Common Stock issuable in the Merger is reflected as an increase in additional paid-in capital. In addition, the amount recorded as deferred compensation relating to Production Operators Employee Stock Ownership Plan ($1.86 million) and treasury stock ($.595 million) of Production Operators has been offset against retained earnings and additional paid-in capital, respectively.

PRO FORMA EARNINGS (LOSS) PER SHARE

        The pro forma average common shares outstanding have been computed by adjusting the historical average outstanding common and common equivalent shares of Camco for the shares assumed to be issued in exchange for the outstanding Production Operators common shares and for the dilutive effect of common stock equivalents arising from the assumption of the Production Operators options.





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
         (c)     Exhibits.

         2.1     -   Agreement and Plan of Merger dated as of February 27,
                     1997, by and among Camco International Inc., Plane
                     Acquisition Corp. and Production Operators Corp
                     (incorporated by reference to Exhibit No. 2.1 to Form 8-K,
                     File 1-10718, filed March 7, 1997).

         2.2     -   Irrevocable Proxy dated February 27, 1997 (incorporated by reference to Exhibit No. 2.2 to Form 8- K, File 1-10718, filed March 7, 1997).

        23.1     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of Production Operators Corp.

        99.1     -   Press Release of the Company dated June 13, 1997,
                     announcing the closing of the Merger.

        99.2     -   Financial Statements of Production Operators Corp for the
                     fiscal year ended September 30, 1996.

        99.3     -   Financial Statements of Production Operators Corp for
                     the period ended March 31, 1997.

        99.4     -   Selected Quarterly Financial Information of Camco
                     International Inc. and Production Operators Corp.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAMCO INTERNATIONAL INC.



Dated: June 27, 1997                        /s/ RONALD R. RANDALL
                                     ----------------------------------------
                                                Ronald R. Randall
                                         Vice President, General Counsel
                                                  and Secretary





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                               INDEX TO EXHIBITS


        Number                           Exhibit

         2.1     -   Agreement and Plan of Merger dated as of February 27,
                     1997, by and among Camco International Inc., Plane
                     Acquisition Corp. and Production Operators Corp
                     (incorporated by reference to Exhibit No. 2.1 to Form 8-K,
                     File 1-10718, filed March 7, 1997).

         2.2     -   Irrevocable Proxy dated February 27, 1997 (incorporated by reference to Exhibit No. 2.2 to Form 8- K, File 1-10718, filed March 7, 1997).

        23.1     -   Consent of Arthur Andersen LLP, with respect to the
                     financial statements of Production Operators Corp.

        99.1     -   Press Release of the Company dated June 13, 1997,
                     announcing the closing of the Merger.

        99.2     -   Financial Statements of Production Operators Corp for
                     the fiscal year ended September 30, 1996.

        99.3     -   Financial Statements of Production Operators Corp for
                     the period ended March 31, 1997.

        99.4     -   Selected Quarterly Financial Information of Camco
                     International Inc. and Production Operators Corp.



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